UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

Preliminary Financial Information for 2012 Fiscal Year

Vector Group Ltd. (NYSE: VGR) (the “Company”) is electing to provide preliminary estimated unaudited selected financial information for the year ended December 31, 2012. The Company is providing this information on a one-time basis only and does not intend to update this information prior to filing its Annual Report on Form 10-K for such period. The Company has not yet finalized its financial results for the year ended December 31, 2012. However, based on its unaudited preliminary analysis, the Company estimates that its revenues will be between $1,080 million and $1,090 million for the year ended December 31, 2012 (as compared to $1,133 million for the year ended December 31, 2011) and that its Adjusted EBITDA (as defined in Exhibit 99.1 attached hereto) will be between $167 million and $172 million for the year ended December 31, 2012 (as compared to $157.1 million for the year ended December 31, 2011). The expected decrease in revenues for the year ended December 31, 2012 as compared to the year ended December 31, 2011 is primarily attributable to lower sales volume partially offset by a favorable price variance primarily related to increases in the price of PYRAMID cigarettes. The expected increase in Adjusted EBITDA for the year ended December 31, 2012 as compared to the year ended December 31, 2011 is primarily attributable to higher margins in the tobacco segment.

Adjusted EBITDA is a financial measure not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that Adjusted EBITDA is an important measure that supplements discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes Adjusted EBITDA provides investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses Adjusted EBITDA as a measure to review and assess operating performance of the Company’s business and management and investors should review both the overall performance (GAAP net income) and the operating performance (Adjusted EBITDA) of the Company’s business. While management considers Adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, Adjusted EBITDA is susceptible to varying calculations and the Company’s measurement of Adjusted EBITDA may not be comparable to those of other companies. Attached hereto as Exhibit 99.1 is information relating to the Company’s Adjusted EBITDA for the years ended December 31, 2011, 2010 and 2009, the nine months ended September 30, 2012 and 2011, and the twelve months ended September 30, 2012, including a reconciliation of net income to Adjusted EBITDA for such periods and related disclosure. At this time, the Company is unable to provide a reconciliation of estimated Adjusted EBITDA to estimated net income for the year ended December 31, 2012 without unreasonable efforts.

This preliminary estimated financial data is unaudited and subject to change based on the completion of the accounting and financial reporting processes necessary to complete the Company’s financial closing procedures and financial statements for the three months and year ended December 31, 2012. These estimates should be considered together with the Company’s financial statements and the accompanying notes and the risks, uncertainties and other factors described under “Forward-Looking Statements” and “Risk Factors” in the Company’s public filings with the Securities and Exchange Commission (“SEC”). Important factors, including those discussed in the Company’s public filings with the SEC, could cause the Company’s actual results to differ from these estimates and those differences may be material. The preliminary estimated financial data included in this report has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary estimated financial data.

Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Item 8.01      Other Events.

As of December 31, 2012, the Company’s wholly owned subsidiary, Liggett Group LLC, had $29.4 million outstanding under its revolving credit facility.

Prudential Franchise Agreements

Douglas Elliman Realty, LLC (“Douglas Elliman Realty”) terminated its franchise agreements with The Prudential Real Estate Affiliates, Inc. (“Prudential”). The franchise agreements with Prudential would have expired, by their respective terms, in March 2013. Moreover, in accordance with the terms of the Limited Liability Company Operating Agreement of Douglas Elliman Realty, upon termination or expiration of the franchise agreements, Douglas Elliman Realty is required to redeem the approximately 20% equity interest in Douglas Elliman Realty owned by a former affiliate of Prudential. The redemption price for such equity interest will be determined through an appraisal process in accordance with the terms of the Limited Liability Company Operating Agreement of Douglas Elliman Realty.

The information contained in Exhibit 99.1 hereto is incorporated by reference into this Item 8.01.

The information furnished under Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management’s current beliefs, expectations and views with respect to future developments and their potential effects on the Company. Actual results could vary materially depending on risks and uncertainties that may affect the Company and its business. For a discussion of such risks and uncertainties, please refer to the Company’s filings with the SEC. The Company assumes no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Historical Adjusted EBITDA information for the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

		By:	/s/ J. Bryant Kirkland III
Date:	January 29, 2013		J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer